UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 11, 2011

MILLER INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	001-14124	62-1566286
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8503 Hilltop Drive, Ooltewah, Tennessee	37363
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(423) 238-4171

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On May 11, 2011, Miller Industries, Inc. (the “Company”) issued a press release (the “Release”) announcing the initiation of a quarterly dividend policy, the declaration of a cash dividend of $0.12 per share payable on May 31, 2011 to shareholders of record as of the close of business on May 23, 2011, and a share repurchase program under which the Company is authorized to repurchase up to $20,000,000 of shares of the Company’s outstanding common stock.  A copy of the Release is filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits.

Exhibit No.	Description
99.1	Press Release of Miller Industries, Inc. dated May 11, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLER INDUSTRIES, INC.
(Registrant)
By:	/s/ J. Vincent Mish
J. Vincent Mish Executive Vice President and Chief Financial Officer

Date:  May 11, 2011